EXHIBIT NO. 23

                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in (1) the Registration Statement (Post-Effective Amendment Number 1, dated March 28, 1984, to
Form S-8, Number 2-84987) pertaining to the Chemical Financial Corporation 1983 Stock Option Plan, (2) the Registration Statement (Form S-8,
Number 33-15064, dated June 17, 1987), pertaining to the Chemical Financial Corporation 1987 Award and Stock Option Plan, (3) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus, (4) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus and (5) the Registration Statement on Form S-4, Number 333-00669, dated February 2, 1996 and all subsequent amendments thereto, of our report dated January 19, 1996 with respect to the consolidated financial statements of Chemical Financial Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995.

We consent to the incorporation by reference in (1) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus of our report dated February 16, 1996, with respect to the financial statements and schedules of the Chemical Financial Corporation 401(k) Savings Plan included in the Annual Report (Form 10-K) for the year ended December 31, 1995 and incorporation by reference in (2) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus of our report dated January 19, 1996, with respect to the financial statements of the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                                      /S/ ERNST & YOUNG LLP


Detroit, Michigan
March 22, 1996